UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2024

Alight, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39299	86-1849232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 South Canal Street 50th Floor, Suite 5000
Chicago, Illinois		60069
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (224) 737-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ALIT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 17, 2024, Alight, Inc. (“Alight” or the “Company”), Alight Solutions LLC and David D. Guilmette, the Company’s Chief Executive Officer, entered into an Amended and Restated Employment Agreement (the “Amended Employment Agreement”). Pursuant to the Amended Employment Agreement, the end of the term of Mr. Guilmette’s employment with the Company has been extended from August 19, 2025 to December 31, 2027, with automatic one-year renewal terms thereafter unless either party provides 90-days’ notice of intent not to renew (such termination date, the “Term Expiration Date”).

The Amended Employment Agreement also amends certain termination-related provisions related to Mr. Guilmette’s employment. In the event of a termination without Cause or termination for Good Reason (each as defined in the Amended Employment Agreement), Mr. Guilmette will be entitled to receive (i) a lump sum severance payment equal to the product of his “Severance Multiple” times the sum of his base salary and target annual bonus, (ii) a pro-rata bonus for the year of his termination and (iii) subsidized COBRA coverage for up to 12 months following his termination of employment. Under the Amended Employment Agreement, the “Severance Multiple” will equal 1, in the case of a termination occurring on or prior to December 31, 2025, and will equal 2, in the case of a termination occurring on or after January 1, 2026.

The foregoing description of the material terms of the Amended Employment Agreement is qualified in its entirety by reference to the full text of the Amended Employment Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated as of October 17, 2024, by and between the Company, Alight Solutions LLC and David D. Guilmette
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alight, Inc.

Date:	October 17, 2024	By:	/s/ Martin Felli
Martin Felli, Chief Legal Officer and Corporate Secretary